Exhibit 99.2


                         IDI Global, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, Melanie Young, Principal Financial Officer of IDI Global, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2003, fully complies with the requirements of
           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 14, 2003
                               /s/ Melanie Young
                               ____________________________________
                               Melanie Young
                               Principal Financial Officer